Pricing Supplement No. 1 Dated May 5, 1998
(To Prospectus dated November 6, 1997  File No. 333-29813:)
Filed Pursuant to:  Rule 424 (b) (3)





                                 $600,000,000.00

                                 COMDISCO, INC.

                           Medium-Term Notes, Series G
              Due from 9 Months to 15 years From the Date of Issue


                                MEDIUM TERM NOTE
                                   FIXED RATE


Date of Issue:                               May 8, 1998

Maturity Date:                               May 8,  2000

Principal Amount:                            $25,000,000.00

Price to Public:                             100%

Interest Rate:                               6.07%

Interest Payment Dates:                      March 1 and Sept. 1


Form:    __X__ Book Entry            _____ Certificated

Optional Redemption Date:                    N/A

Optional Repayment Date:                     N/A

Agent's Discount or Commission:              $62,500.00

Cusip Number:                                20033R FE 4